SCHEDULE 14A
             Information Required in Proxy Statement
                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than Registrant[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             DVL, Inc.
...................................................................
          (Name of Registrant as Specified In Its Charter)

...................................................................
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee(Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
     1)Title of each class of securities to which transaction
       applies:
      ............................................................
     2)Aggregate number of securities to which transaction applies:
      ............................................................
     3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
      ............................................................
     4)Proposed maximum aggregate value of transaction:
      ............................................................
(1) Set forth the amount on which the filing fee is calculated and how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
      ..............................................
     2)Form, Schedule or Registration Statement No.:
      ..............................................
     3) Filing party:
      ..............................................


                              DVL, INC.



              Notice of Annual Meeting of Stockholders

                      To Be Held June 17,1994

TO OUR STOCKHOLDERS:

     You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of DVL, Inc., a Delaware corporation (the "Company"), to be held at the Glenpointe Marriot Hotel, Teaneck, New Jersey on Friday, June 17, 1994, at 9:00 a.m., local time (the "Meeting"), to consider and act upon the following:

     1. To elect five directors to serve until the next Meeting and until their successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 9, 1994, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. A Proxy and a Proxy Statement for the Meeting are enclosed.

     The Directors hope that you will find it convenient to attend the Meeting in person, but whether or not you plan to attend, please sign, date and return the enclosed proxy to assure that your shares are represented at the Meeting. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

     Please relay any questions to the Company at 201-487-1300.

                            By Order of the Board of Directors

                            Robert W. LoSchiavo
                            Secretary

                            April 29, 1994

DVL, INC.

PROXY STATEMENT
ANNUAL MEETING
June 17, 1994

     This Proxy Statement is furnished to the stockholders of DVL, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at the Annual Meeting of Stockholders to be held on Friday, June 17, 1994, 10:00 a.m., local time, (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

     The approximate mailing date of the Notice, Proxy Statement and the form of proxy to stockholders is May 10, 1994.

VOTING OF PROXIES

     A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.


     Management intends to vote the 114,149 shares (1.58%) of Common Stock which it controls in favor of the proposals to:

     i. Elect five directors to serve until the next Meeting and until their successors are duly elected and qualified; and

    ii. Transact such other business as may properly come before the Meeting or any adjournments thereof.

     As of the date of this Proxy Statement, the Board does not intend to present to the Meeting any other business, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the Meeting, the persons named in the enclosed Proxy will take action, and vote Proxies, in accordance with their judgment on such matters.

     The executive offices of the Company are located at 24 River
Road, Bogota, New Jersey 07603; TEL: (201) 487-1300.




VOTING SECURITIES AND VOTE REQUIRED

     Only holders of Common Stock, par value $1.00 per share, of record at the close of business on May 9, 1994 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, 7,211,700 shares of Common Stock, the only class of voting securities of the Company, were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

     Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the Proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for director. The form of proxy does not provide for abstentions with respect to the election of directors; however, a shareholder present at the Meeting may abstain with respect to such election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1993, by (a) each person known by the Company to own beneficially more than 5% of such stock, (b) each director of the Company and (c) all directors and officers of the Company as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual and the individual has sole voting and investment power with respect to such shares. All directors, officers and persons owning greater than 5% of the Company stock have indicated to the Company that they will vote their shares in favor of each proposal.

   Name of Beneficial          Amount and Nature of      % of
         Owner                 Beneficial Ownership     Class*
   Alan E. Casnoff                   31,517 (1)          0.44%
   Herbert L. Golden                  6,600              0.09%
   Ben S. Read Jr.                   15,758 (2)          0.22%
   Myron Rosenberg                   50,224 (3)          0.70%
   Frederick E. Smithline             7,550 (4)          0.01%
   Joel Zbar                              0              0.00%
   David C. Loughlin                      0 (5)          0.00%
   Richard K. Moeller                     0              0.00%
   Mark Schwartz                      2,000 (6)less than 0.01%
   Robert W. LoSchiavo                  500    less than 0.01%

   Total                            114,149              1.58%

*Each named person and all executive officers, directors and nominees for director, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each shareholder's name in the above table under the columns captioned "Amount and Nature of Beneficial Ownership" include shares of Common Stock issuable upon exercise of presently exercisable warrants, convertible debentures and stock options.
The shares of Common Stock so issuable upon such exercise, exchange or conversion by any such shareholder are not included in calculating the number of shares or percentage of Common Stock beneficially owned by any other shareholder.

      (1) (a) Excludes 480 shares of the Company's Common Stock held by Mr. Casnoff's adult son, as to which shares Mr. Casnoff disclaims beneficial ownership.

          (b) Includes 31,517 shares of the Company's common stock which a corporation, partially owned and controlled by Mr. Casnoff, has the right to acquire at any time upon the conversion to stock of $10,000 Convertible Subordinated Promissory Notes plus $1,517 of interest thereon, and 20,000 shares of Common Stock issuable upon the exercise of Warrants issued by the Company.

      (2) Represents 15,758 shares of the Company's Common Stock which Mr. Read has the right to acquire at any time upon the conversion to stock of $5,000 Convertible Subordinated Promissory Notes plus $758 of interest thereon, and 10,000 shares of Common Stock issuable upon the exercise of Warrants issued by the Company.

      (3) Includes 4,300 shares held by Mr. Rosenberg's wife, of which Mr. Rosenberg disclaims beneficial ownership.



      (4) Includes 550 shares held by Mr. Smithline and his brother as tenants-in-common and 6,000 shares held by Mr.
Smithline's wife, of which 6,000 shares Mr. Smithline disclaims beneficial ownership.

      (5) Excludes 10,000 shares held by Mr. Loughlin's brother and 30,858 shares of the Company's common stock which Mr. Loughlin's brother has the right to acquire upon the conversion to stock of $10,000 of Convertible Subordinated Promissory Notes plus $858 of interest thereon, and 20,000 shares of common stock issuable upon the exercise of Warrants issued by the Company, of which Mr. Loughlin disclaims beneficial ownership and excludes 157,583 shares of the Company's common stock which a pension plan of which Mr. Loughlin's brother is a participant, has the right to acquire upon conversion to stock of $50,000 of Convertible Subordinated Promissory Notes, plus $7,583 of interest thereon, and 100,000 shares of common stock issuable upon the exercise of Warrants issued by the Company, of which Mr. Loughlin disclaims beneficial ownership.

      (6) Includes 2,000 shares held by Mr. Schwartz's wife of which Mr. Schwartz disclaims beneficial ownership.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission and the New York Stock Exchange (the "Exchange") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the two fiscal years ended December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             PROPOSALS

                  PROPOSAL I - ELECTION OF DIRECTORS

     Five directors are to be elected at the Meeting. The directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify.

     As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the five nominees of the Board named below as directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board. Directors shall be elected by a plurality of the votes cast at the Meeting. Each of the nominees are currently serving as directors of the Company. The names of the nominees and certain information with regard to each nominee follows:

                            Has Served
                            as Director
Name                Age        Since       Office(s)
Alan E. Casnoff     50         1991      Executive Vice President
                                         and Director

Herbert L. Golden   80         1979      Director


Ben S. Read, Jr.    53         1977      President, Chief
                                         Executive Officer
                                         and Director

Myron Rosenberg     65         1973      Director

Frederick E.
 Smithline          62         1982      Chairman of the Board

     Directors are currently elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.

     Ben S. Read, Jr. has served as President and Chief Executive Officer of the Company since November 1990 and as a director since 1977. Mr. Read has served as President of Kenbee Management, Inc. ("Kenbee"), an affiliate and former manager of the Company, since January 1992 and as acting President and a Director of Kenbee since April 1991. From November 1974 to November 1990, Mr. Read was Senior Vice President of Interstate/Johnson Lane Corporation ("I/JL"), an investment banking firm headquartered in Atlanta, Georgia, and President of seven unaffiliated wholly owned subsidiaries of I/JL. From 1987 to February 1992, Mr. Read also served as a director of Allegheny & Western Energy Corporation, an energy concern. Mr. Read served as president of Cincinnati Club Building, Inc., one of the seven I/JL subsidiaries, which company acts as general partner of a limited partnership which in January 1992 filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code.

     Alan E. Casnoff has served as Executive Vice President and as a director of the Company since October 1991. Since June 1992, Mr. Casnoff has served as Of Counsel to the law firm of Fox, Rothchild,
O'Brien & Frankel.   From November 1990 to October 1991, Mr.
Casnoff served as a consultant to the Company and from 1971 to October 1991, as Secretary of the Company. Since May 1991, Mr. Casnoff has served as a director of Kenbee and since January 1992, as Executive Vice President of Kenbee. Since 1977, Mr. Casnoff has been a Partner of P&A Associates, a private real estate development firm. From 1969 to October 1990, Mr. Casnoff was associated with the law firm of Saul, Ewing, Remick & Saul, Philadelphia, Pennsylvania, previous legal counsel to the Company and Kenbee.

     Frederick E. Smithline has served as Chairman of the Board of the Company since 1990 and as a director since 1982. Since
September 1989, Mr. Smithline has been Of counsel to the law firm of Epstein, Becker & Green, P.C., New York, New York.

     Herbert L. Golden has served as a director of the Company since 1979. From January 1979 to November 1991, Mr. Golden served as a senior consultant to Bankers Trust Company, New York, New
York.  Mr. Golden is currently retired.

     Myron Rosenberg has served as a director of the Company since 1973. Mr. Rosenberg is currently Executive Vice President of Rosenthal & Rosenthal, Inc., New York, New York, a commercial finance concern, and has been employed by Rosenthal & Rosenthal, Inc. since 1961.

     In addition to the executive officers who are directors of the Company listed above, Joel Zbar is Treasurer of the Company, Robert
W. LoSchiavo is Vice President, Secretary and General Counsel of the Company, David Loughlin is Senior Vice President of the Company and Richard Moeller and Mark J. Schwartz are Vice Presidents of the Company.

     Joel Zbar (age 37) has served as the Company's Treasurer and as Treasurer of Kenbee since 1988 and Chief Financial Officer of the Company and Kenbee since January 1993.

     Robert W. LoSchiavo (age 36) has served as Vice President of the Company since January 1990, as Secretary of the Company since October 1991 and as General Counsel since December 1991. Mr. LoSchiavo also serves as Vice President, General Counsel and Secretary of Kenbee. Mr. LoSchiavo has been employed by Kenbee since September 1989. From 1982 to 1989, Mr. LoSchiavo served as legal counsel to various real estate investment companies.

     David C. Loughlin (age 55) has served as Senior Vice President of the Company since April 1993 and has been employed by the Company and Kenbee since February 1992. Mr. Loughlin has been employed by various real estate corporations since 1967 including
Rouse Investing Company and Cousins Properties, Inc.

     Richard Moeller (age 33) has served as Vice President of the
Company and of Kenbee since July 1993 and Controller of the Company and of Kenbee since April 1986.

     Mark J. Schwartz (age 34) has served as Vice President of the Company and Kenbee since December 1991. From August 1987 to
December 1991, Mr. Schwartz served as Financial Analyst and
Assistant Vice President of Kenbee.

BOARD OF DIRECTORS AND COMMITTEES

     There were 8 meetings of the Board held during the fiscal year ended December 31, 1993 ("Fiscal 1993"). All directors attended each meeting.

     The Board has standing Audit and Compensation Committees. The Board does not have a Nominating Committee.

     A Compensation Committee which is comprised of the independent directors, Messrs. Golden, Rosenberg and Smithline, reviews compensation of the executive officers of the Company to determine if such compensation is in line with similar organizations and to recommend and provide appropriate incentives to key employees. The purpose of the Audit Committee is to review financial and accounting practices and controls. Directors who are not officers or employees of the Company presently receive a directors fee of $1,500 per month plus $500 for each audit committee meeting
attended.   In addition, in 1993 each independent director received
a one time bonus payment of $10,000. Directors who are officers or employees of the Company receive no compensation for their services as directors.

Executive Compensation And Certain Related Transactions

                  SUMMARY COMPENSATION TABLE


                      All Other
                           Annual Compensation
Long-Term Compensation        Compensation
                                                   Other
                                         Cash      Annual       Restricted
Performance     LTIP
Name                  Year   Salary      Bonus   Compensation  Stock Awards
Units        Payouts
Ben S. Read, Jr.      1993   $353,871    $---     $32,122(5)      None
50,000        None        None
President and Chief   1992    337,836(1)  5,000     None          None
112,500        None        None
Executive Officer     1991    291,351     ---       None          None
187,500        None        None

Alan E. Casnoff       1993    340,636(2)  ---       None          None
50,000        None        None
Executive Vice        1992    307,905(2)  5,000     None          None
112,500        None        None
President             1991    202,499(2)  ---       None          None
187,500        None        None

Joel Zbar             1993    226,000    13,000     None          None
50,000        None        None
Treasurer and Chief   1992    188,308     7,000     None          None
50,000        None        None
Financial Officer     1991    138,750     6,000     None          None
   0        None        None

David C. Loughlin     1993    193,590(3)    N/A     None          None
50,000        None        None
Senior Vice President 1992    149,753       N/A     None          None
   0        None        None
                      1991        N/A       N/A     None          None
   0        None        None

Robert W. LoSchiavo   1993    119,189     5,000     None          None
15,000        None        None
Vice President,       1992    115,000     5,000     None          None
   0        None        None
Secretary and         1991     86,400     2,500     None          None
   0        None        None
General Counsel

[FN]
(1)Includes compensation received as director of the Company and Kenbee and for Mr. Casnoff the payment of certain deferred fees for services rendered as secretary of the Company.
(2)Does not include payments made to a corporation partially owned and controlled by Mr.
Casnoff which provided management assistance for two properties in Philadelphia, Pennsylvania owned by affiliated partnerships for which such corporation received $12,000, $57,000 and $34,000 in 1993, 1992 and 1991, respectively.
(3)Includes compensation received from Kenbee and affiliated partnerships.
(4)The Performance Units granted under the Company's Performance Unit Plan are SAR's for purposes of Item 402 of Regulation S-K of the Commission.
(5)Represents the cash value of 40,358 performance units redeemed by Mr. Read to meet the note payments due under a certain note to the Company. See "Indebtedness of Management".


   The Company has employment contracts with Messrs. Read, Casnoff, Zbar and LoSchiavo pursuant to which they are paid current annual salaries at the rate per annum of $330,000, $330,000, $250,000 and $122,500, respectively. The employment contract with Mr. Zbar provides for certain payments if the employment term is terminated without cause or is not renewed at the end of its term in an amount equal to $125,000. The employment contract with Mr. LoSchiavo provides for certain payments if the employment term is terminated without cause in an amount equal to six (6) months salary and if the contract is not renewed in an amount equal to three (3) months salary. The employment contracts with Messrs. Read, Casnoff, Zbar and LoSchiavo expire on October 31, 1994, October 31, 1994, October 31, 1994 and December 31, 1994, respectively.

   In January and February 1993, the Company advanced $75,000 as a loan to Mr. Read which is to be repaid over two years in eight equal installments of principal plus interest at 8% which began in June 1993. Mr. Read is current in this obligation. See "Indebtedness of Management".

STOCK BASED COMPENSATION

   On November 15, 1990, the Board adopted the Company's 1990 Performance Unit Plan (the "Plan") for the purpose of providing long-term incentives to Company employees who are largely responsible for the management, growth and protection of the Company's business.

   The Plan authorizes the grant of performance units, considered to be stock appreciation rights, only to directors and officers, who are also employees of the Company or any subsidiary thereof, who are in a position to make substantial contributions to the management, growth and success of the business of the Company or any subsidiary thereof, as determined by the Board, or a committee thereof, as the case may be.

   The number of performance units reserved for issuance under the Plan, as amended, is 900,000, all of which have been granted to date.

   Under the Plan, the holder of performance units is entitled to receive upon exercise of such units an amount equal to the Fair Market Value (as defined in the Plan) of a performance unit at the time of exercise plus all dividends declared with respect to a single share of the Company's Common Stock from the date of exercise minus the Fair Market Value of a performance unit at the time of grant, multiplied by the total number of performance units being exercised by the holder.

   Under the Plan, the Fair Market Value of a performance unit means an amount equal to the fair market value of a share of Common Stock as determined by the Board, or a committee thereof, either (a) by determining the average of the closing prices for the Company's Common Stock for the twenty most recent trading days (or for such other period as may be agreed upon between the Company and the holder) on the Exchange or such other national securities exchange (including the NASDAQ system) on which the Company's Common Stock may then be publicly traded or (b) in the event no such market exists, pursuant to such other reasonable method as may be adopted by the Board or the committee, as the case may be, in good faith for such purpose.

   The following tables set forth certain information with respect to performance units granted under the Plan to, and performance units exercised by (i) the executive officers of the Company listed in the Cash Compensation Table and (ii) all current executive officers of the Company as a group, during fiscals 1991, 1992 and 1993. No performance units were granted during fiscal 1990 under the Plan. All performance units granted are vested and fully exercisable.

PERFORMANCE UNITS GRANTS IN FISCAL YEAR ENDED 12/31/91

                    Individual Grants



                                                                    Potential
Realizable Alternative
                                                                      at
Assumed Annual   to (f) and
                                  Percent                             Rates of
Stock      (g):Grant
                                  of Total                            Price
Appreciation  Date Value
                                 Performance
                                    Units                                For
Term
                     Performance  Granted to   Exercise

                       Units      Employees    or Base
          Grant Date
                      Granted     in Fiscal     Price     Expiration
            Present
                      (#)Year       1991        ($/Sh)       Date     5% ($)
10% ($)     Value ($)
Name                    (b)          (c)         (d)          (e)       (f)
 (g)          (h)
Ben S. Read, Jr.      187,500         50       $ .49(1)       None      N/A
 N/A         $  0

Alan E. Casnoff       187,500         50       $ .49(1)       None      N/A
 N/A            0

David C. Loughlin           0          0       $   0          None      N/A
 N/A            0

Robert W. LoSchiavo         0          0       $   0          None      N/A
 N/A            0

Joel Zbar                   0          0       $   0          None      N/A
 N/A            0

All others                  0          0           0          None      N/A
 N/A            0


[FN]

(1)Pursuant to letter agreements, dated January 15, 1992, between the Company and each of Messrs.
Read and Casnoff, the Fair Market Value of the performance units on the date of grant is equal to the average of the closing prices for the Company's Common Stock for all trading days on the Exchange for the period commencing October 15, 1991 and ending on February 3, 1992, the date that the Company filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991.

PERFORMANCE UNITS GRANTS IN FISCAL YEAR ENDED 12/31/92

                    Individual Grants



                                                                    Potential
Realizable Alternative
                                                                      at
Assumed Annual   to (f) and
                                  Percent                             Rates of
Stock      (g):Grant
                                  of Total                            Price
Appreciation  Date Value
                                 Performance
                                    Units                                For
Term
                     Performance  Granted to   Exercise

                       Units      Employees    or Base
          Grant Date
                      Granted     in Fiscal     Price     Expiration
            Present
                      (#)Year       1992        ($/Sh)       Date     5% ($)
10% ($)     Value ($)
Name                    (b)          (c)         (d)          (e)       (f)
 (g)          (h)
Ben S. Read, Jr.      112,500         41       $ .49(1)       None      N/A
 N/A         $  0

Alan E. Casnoff       112,500         41       $ .49(1)       None      N/A
 N/A            0

David C. Loughlin           0          0       $   0          None      N/A
 N/A            0

Robert W. LoSchiavo         0          0       $   0          None      N/A
 N/A            0

Joel Zbar              50,000         18       $ .47(2)       None      N/A
 N/A            0

All others                  0          0           0          None      N/A
 N/A            0

[FN]

(1)Pursuant to letter agreements, dated January 15, 1992, between the Company and each of Messrs.
Read and Casnoff, the Fair Market Value of the performance units on the date of grant is equal to the average of the closing prices for the Company's Common Stock for all trading days on the Exchange for the period commencing October 15, 1991 and ending on February 3, 1992, the date that the Company filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991.

(2)The Fair Market Value of the performance units on the date of grant, pursuant to the Plan, is equal to the average of the closing prices of the Company's Common Stock from December 19, 1991 through and including January 14, 1992.

PERFORMANCE UNITS GRANTS IN FISCAL YEAR ENDED 12/31/93

                    Individual Grants



                                                                    Potential
Realizable Alternative
                                                                      at
Assumed Annual   to (f) and
                                  Percent                             Rates of
Stock      (g):Grant
                                  of Total                            Price
Appreciation  Date Value
                                 Performance
                                    Units                                For
Term
                     Performance  Granted to   Exercise

                       Units      Employees    or Base
          Grant Date
                      Granted     in Fiscal     Price     Expiration
            Present
                      (#)Year       1993        ($/Sh)       Date     5% ($)
10% ($)     Value ($)
Name                    (b)          (c)         (d)          (e)       (f)
 (g)          (h)
Ben S. Read, Jr.       50,000         20       $ .75(1)       None      N/A
 N/A         $  0

Alan E. Casnoff        50,000         20       $ .75(1)       None      N/A
 N/A            0

David C. Loughlin      50,000         20       $ .75(1)       None      N/A
 N/A            0

Robert W. LoSchiavo    15,000          6       $ .75(1)       None      N/A
 N/A            0

Joel Zbar              50,000         20       $ .75(1)       None      N/A
 N/A            0

All others             35,000         14         .75(1)       None      N/A
 N/A            0


[FN]

(1)On January 20, and July 8, 1993 the Board granted these performance units at a fair market value equal to $.75, representing the closing price of the common stock on January 19, 1993.



AGGREGATED PERFORMANCE UNITS EXERCISED IN FY-END DECEMBER 1991
PERFORMANCE UNIT VALUES

                                               Number of          Value of

                                              Unexercised        Unexercised

                                              Performance        Performance
                                            Units at Fiscal    Units at Fiscal
                                               Year-End           Year-End
                      Performance                 (#)                ($)
                        Units       Value
                       Exercised   Realized   Exercisable/      Exercisable/
Name                      (#)        ($)     Unexercisable     Unexercisable


Ben S. Read, Jr.          None       None     187,500 / 0           0 / 0

Alan E. Casnoff           None       None     187,500 / 0           0 / 0

David C. Loughlin         None       None           0 / 0           0 / 0

Robert W. LoSchiavo       None       None           0 / 0           0 / 0

Joel Zbar                 None       None           0 / 0           0 / 0

All others                None       None           0 / 0           0 / 0




















AGGREGATED PERFORMANCE UNITS EXERCISED IN FY-END DECEMBER 1992
PERFORMANCE UNIT VALUES(1)

                                               Number of          Value of

                                              Unexercised        Unexercised

                                              Performance        Performance
                                            Units at Fiscal    Units at Fiscal
                                               Year-End           Year-End
                      Performance                 (#)                ($)
                        Units       Value
                       Exercised   Realized   Exercisable/      Exercisable/
Name                      (#)        ($)     Unexercisable     Unexercisable


Ben S. Read, Jr.          None       None     300,000 / 0        78,000 / 0

Alan E. Casnoff           None       None     300,000 / 0        78,000 / 0

David C. Loughlin         None       None           0 / 0             0 / 0

Robert W. LoSchiavo       None       None           0 / 0             0 / 0

Joel Zbar                 None       None      50,000 / 0        14,000 / 0

All others                None       None           0 / 0             0 / 0

(/TABLE)






(1)1992 year-end values shown in these tables for outstanding performance units reflect a $.75 price, which was the closing price of the Common Stock on December 31, 1992, as reported in the New York Stock Exchange section of the Eastern Edition of The Wall Street Journal.




AGGREGATED PERFORMANCE UNITS EXERCISED IN FY-END DECEMBER 1993
PERFORMANCE UNIT VALUES

                                               Number of          Value of

                                              Unexercised        Unexercised

                                              Performance        Performance
                                            Units at Fiscal    Units at Fiscal
                                               Year-End           Year-End
                      Performance                 (#)                ($)
                        Units       Value
                       Exercised   Realized   Exercisable/      Exercisable/
Name                      (#)        ($)     Unexercisable     Unexercisable


Ben S. Read, Jr.        40,358     32,122(1)  309,642 / 0       160,400 / 0

Alan E. Casnoff           None       None     350,000 / 0       183,000 / 0

David C. Loughlin         None       None      50,000 / 0        15,000 / 0

Robert W. LoSchiavo       None       None      15,000 / 0         4,500 / 0

Joel Zbar                 None       None     100,000 / 0        44,000 / 0

All others                None       None      35,000 / 0        10,500 / 0





[FN]

(1)Represents the value of performance units exercised the proceeds of which were used by Mr. Read to meet the debt service payments on his debt to the Company. See "Indebtedness of Management".
(2)Calculated as the average of the closing prices of the Company's stock for the last twenty (20) trading days of 1993.




INDEBTEDNESS OF MANAGEMENT

     Other than as discussed below, Officers, Directors and stockholders of the Company have not obtained loans and loan commitments in excess of $60,000.

     In January and February 1993, the Company advanced $75,000 as a loan to Mr. Read which is to be repaid over two years in eight installments of principal plus interest at 8% which began June 1, 1993, with the second payment on August 1, 1993 and subsequent payments due and paid quarterly thereafter. Mr. Read has pledged as security for this loan his performance units equal to the balance of the loan. Mr. Read has exercised 56,118 units as of February 1, 1994 to meet his debt service requirements and may continue to meet his obligations under this note in this fashion. Mr. Read is current in all of his obligations under this loan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Smithline, Chairman of the Board and a director of the Company, performed consulting services for the Company and was paid $35,000 for such services in 1993.

     P&A Associates, a Pennsylvania general partnership of which Mr. Casnoff, Executive Vice President and a director of the Company, is a partner, provides management services for certain properties located in Philadelphia, Pennsylvania which are owned by partnerships affiliated with the Company. Management fees paid by various entities to such entity during the 1993 fiscal year totaled $12,000. Further, since February 1992 the Company and related entities have used a partner of Mr. Casnoff in P&A Associates to perform legal services for the Company and affiliates in connection with certain real estate transactions. Mr. Casnoff's partner earned $152,123 in legal fees from the Company and affiliates in 1993.

     Certain officers and directors of the Company serve as officers and directors of Kenbee, which was the Company's largest debtor and previous manager, and control over which has been given to Mr. Casnoff by virtue of certain voting trust agreements wherein Mr. Casnoff temporarily controls the parent company of Kenbee. Mr. Casnoff, Executive Vice President of the Company and Kenbee, acquired sole voting power over the shares of capital stock of R&M Holding, a Delaware corporation and the sole stockholder of Kenbee, pursuant to the terms of a Voting Trust Agreement, dated May 15, 1991, between R&M Holding and Mr. Casnoff, as trustee. The shares subject to the Agreement are owned by Roger D. Stern and Martin Wright, each a 50% owner of the shares of capital stock of R&M Holding, and each a former officer and director of the Company.
The term of the Agreement expires on January 1, 2000 as to 50% of the shares of capital stock of R&M Holding owned by Mr. Stern and on December 31, 1994 as to 50% of the shares of capital stock of R&M Holding owned by Mr. Wright.

     Rosenthal & Rosenthal Inc., a commercial finance concern of which Mr. Rosenberg, a director of the Company, is Executive Vice President, made a loan to the Company in 1990 in the aggregate principal amount of $1,331,700, secured by the assignment of a certain promissory note and mortgage executed in favor of the Company. Regular payments of principal and interest on this loan were made through September 1990. The Company has completed a settlement in which this loan was exchanged for the assignment to Rosenthal & Rosenthal, Inc. of a wraparound mortgage, certain limited partnership units and options to acquire 600,000 shares of the Company's common stock for $1.00 per share. Rosenthal & Rosenthal, Inc. was also provided with a note with a face value of $107,000 bearing interest at 10% per annum and 214,000 warrants to purchase common stock for $1.00 per share which warrants expire in April 1998. Rosenthal & Rosenthal, Inc. will at its option return either the wraparound mortgage or the notes and warrants within five years of the settlement.

     Since June 1992, the Company, Kenbee and affiliated partnerships have periodically retained Fox, Rothschild, O'Brien & Frankel to perform certain legal services in connection with various matters. Mr. Casnoff, a director and Executive Vice President of Kenbee, serves as Of Counsel to Fox, Rothschild, O'Brien & Frankel. During 1993, the Company paid $19,464 to this law firm for legal services rendered.

     The law firm of Ross & Hardies received legal fees of approximately $239,022 from Kenbee and its affiliates in connection with various matters, many of which indirectly involved the Company. Kenneth Zuckerbrot, Esq., a member of the firm of Ross & Hardies, was Secretary of Kenbee until September 1993. The law firm of Miller, Faucher, Chertow, Cafferty & Wexler which represents the Company in various litigation has received 50,129 shares of the Company Common Stock in partial satisfaction of a portion of its legal fees.

     Mr. Read, President, Chief Executive Officer and a director of the Company, serves as President and a director of Kenbee. Mr. Casnoff, Executive Vice President and a director of the Company, serves as Executive Vice President and a director of Kenbee. Mr. Zbar, Treasurer of the Company, serves as Treasurer of Kenbee. Mr. LoSchiavo, Vice President, Secretary and General Counsel of the Company, serves as Vice President, Secretary and General Counsel of Kenbee. Mr. Moeller, Vice President of the Company serves as Vice President of Kenbee. Mr. Schwartz, Vice President of the Company serves as Vice President of Kenbee.

     In December 1987, the Company redeemed an investment of $1,945,000 held by a pension plan maintained for the benefit of former employees of LW Industries, Inc., a former affiliate, and certain of its subsidiaries with certain of Del-Val's commercial mortgages due from affiliated partnerships. The investment bore interest at 3% per annum over the Company's average interest rate for short-term borrowings, as such rate changed from time to time. Thereafter, the pension plan made a $2,050,000 (subsequently increased to $2,750,000) loan to the Company secured by certain of its commercial mortgages due from four affiliated partnerships.
The loan bears interest at 2% per annum over prime, payable monthly and was due in December 1992. Messrs. Stern and Wright are trustees of the pension plan with sole investment power thereunder. The Company is currently in default on this obligation and is negotiating a possible settlement with this creditor.

     At December 31, 1993, the Company was contingently liable as a guarantor of an affiliate's indebtedness of approximately $5 million. In 1994, the Company reached a tentative settlement agreement with this creditor which calls for the Company to issue 300,000 shares of common stock, with a guaranteed value of $1.50 per share, and to pay $300,000 in installments through July 1995. The creditor may sell the shares in July 1995, with the Company liable for any shortfall in the guaranteed value, or if it is unable to sell such shares, it may put the shares back to the Company and the Company shall pay the creditor the guaranteed value in installments over twelve months. If the creditor does not attempt to sell the shares in July 1995, the Company shall have no further liability to the creditor. This settlement was fully reserved for at December 31, 1993.

     From time to time, the Company made loans to, and borrowed funds from, Kenbee and its affiliates on an unsecured demand basis with interest at 15% per annum. Any resulting balances were settled monthly and reflected as due from or to Kenbee. Transactions effected through intercompany accounts were considered constructive cash receipts and cash payments. On December 31, 1992, Kenbee transferred its remaining assets to the Company.
Under this agreement, DVL's unsecured loan due from Kenbee was reduced by the estimated fair market value of these assets aggregating $908,000. The Company fully provided for a loss on the remaining amount due from Kenbee aggregating $275,000 in 1992.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected the firm of Richard A. Eisner & Co., independent certified public accountants, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

     Representatives of Richard A. Eisner & Co. will be present at the Meeting, will have an opportunity to make any statement they may desire to make, and will be available to answer appropriate questions from stockholders.


MISCELLANEOUS

     All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

     Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

STOCKHOLDER PROPOSALS

     Any stockholder of the Company may present a proposal for consideration at a future meeting of the stockholders of the Company. Any proposal for consideration at the meeting must be received by the Company at its principal offices, 24 River Road, Bogota, New Jersey 07603, Attention: Robert W. LoSchiavo, Vice President and General Counsel, no later than January 1, 1995.

ADDITIONAL FINANCIAL INFORMATION

     Stockholders desiring additional information about the Company and its operations should refer to the Company's Annual Report to the Commission on Form 10-K for the fiscal year ended December 31, 1993, a copy of which constitutes a portion of the Annual Report to Stockholders mailed with this Proxy Statement.

     Please relay any questions to the Company at 201-487-1300.

                        By Order of the Board of Directors


                        Robert W. LoSchiavo
                        Secretary

                        April 29, 1994














                           FORM OF PROXY

                              (Front)


Proxy                                                         Proxy

                              DVL, Inc.
           Annual Meeting of Stockholders, June 17, 1994
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, a stockholder of DVL, INC., a Delaware corporation (the "Company"), hereby appoints BEN S. READ, JR. and ALAN E. CASNOFF, and each of them, jointly and severally, proxies, with full power of substitution, to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders of the Company to be held at the Glenpointe Marriot Hotel, Teaneck, New Jersey on June 17, 1994 at 9:00 a.m., local time, and at any adjournment or adjournments thereof.

1. To elect five directors to serve until the next Meeting and until their successors are duly elected and qualified; and

      FOR all nominees listed           WITHHOLD AUTHORITY
      below (except as marked           to vote for all
      to the contrary below) _____      nominees listed below_____


Alan E. Casnoff, Herbert L. Golden, Ben S. Read, Jr., Myron
Rosenberg and Frederick E. Smithline.

(INSTRUCTION:   To withhold authority to vote for any individual
nominee, write that nominee's name in the space provided below.)

_________________________________________________________________









                               (Back)


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

The shares represented by this Proxy, duly executed, will be voted. If instructions are given in the space provided above and on the reverse side hereof, the shares will be voted in accordance therewith; if instructions are not given, the shares will be voted for the election of the directors named in Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


Dated:__________________               ___________________________
                                       Signature





                                       ___________________________
                                       Signature if held jointly


                                       PLEASE MARK, SIGN, DATE
                                       AND RETURN THE PROXY CARD
                                       PROMPTLY USING THE ENCLOSED
                                       ENVELOPE